UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-22299

RENN Global Entrepreneurs Fund, Inc.
(Exact name of Registrant as specified in charter)
8080 N. Central Expressway, Suite 210/LB 59
Dallas, Texas 75206
(Address of principal executive offices)
214-891-8294
(Registrant’s telephone number, including area code)

Russell Cleveland
President and CEO
RENN Capital Group, Inc.
8080 N. Central Expressway, Suite 210/LB 59
Dallas, Texas 75206
(Name and address of agent for service of process)
214-891-8294
(Agent’s telephone number, including area code)

Date of fiscal year end: December 31,

December 31, 2010
(Date of reporting period)

Item 1. Annual Report to Shareholders

RENN Global Entrepreneurs Fund, Inc.

2010 Annual Report

"The Entrepreneurial Difference"

RENN

ANNUAL REPORT TO SHAREHOLDERS
OF
RENN GLOBAL ENTREPRENEURS FUND, INC.
December 31, 2010

Dear Shareholder,

2010 was one of the most interesting and, in many ways, one of the strangest periods.  We did make progress on three strategies we outlined in last years’ report.  We believe this will contribute to good results in 2011 and beyond.

The first strategy was to recognize the worldwide growth of entrepreneurs (founder-owner-visionaries), especially in the world’s fastest growth area, China.  The second strategy was to work with legacy companies to create value.  The last strategy was to have strong core holdings that would keep on growing and provide value to shareholders.

Of our twenty-six holdings, ten are now related to the long-term prospects of China.  These companies have been growing rapidly and are selling at low valuations in relation to earnings.  Most importantly, they are led by outstanding management teams who have major ownership positions and clear visions of their future.

During 2010, several US-traded Chinese companies reported financial reporting problems.  While these companies were a small percent of all US-traded Chinese companies, the short sellers promoted the idea that all Chinese companies have problems.  This strategy actually worked as the whole Chinese group went down.  In my opinion, this has resulted in a great buying opportunity.  While we admit there will be fraud in some Chinese companies just as in some US companies, it is a myth that all Chinese are committing fraud.  We believe when the “dust settles” we could see major appreciation here.

We made good progress on our second strategy to realize value from long-term troubled legacy holdings.  The most important event has been the announcement of the selling of the assets of Integrated Security Systems, Inc. (IZZI) for $6 million in cash and notes.  We now have a company with liquid assets, a large tax loss, and is a full reporting public company.  One of the primary goals for management is to find an attractive, profitable, growing company that wishes to have a public vehicle.  We are hoping to create significant value here.  We are at the same time accelerating our efforts to find a merger partner for CMSF, Inc., which is a full reporting public company but with no assets.

The last strategy is to work with our core holdings.  Access Plans, Inc. (APNC) has announced the hiring of an investment banker to study ways to increase shareholder value including going private or selling the company.  The public market does not seem to reflect the true value of the company.  Bovie Medical Corporation. (BVX) has announced several new products.  The most important is, “J Plasma” which could revolutionize several surgical procedures.  We expect a good recovery in this stock.  A new core holding PHC, Inc. (PHC) relates to mental health treatment programs and has been reporting good financial results.  We have a number of other core holdings which we believe will do well in 2011.

We have elected not to hold our Annual Investors Conference in May but are considering a later investor conference based on publicly traded “Founder-Owner-Visionary” companies.  We will have our 2010 Annual Shareholders Meeting on Thursday, May 26, 2011 at the Doubletree Hotel, Campbell Center at 10:00 a.m. to conduct voting and discuss our portfolio.

In review, your Fund has distributed $83.4 million in cash and deemed dividends in the past.  We are optimistic about the next several years and appreciate the shareholders’ support.

Sincerely,
Russell Cleveland
President and CEO

ANNUAL REPORT TO SHAREHOLDERS
FOR THE YEAR ENDED DECEMBER 31, 2010

TABLE OF CONTENTS

President’s Letter

Allocation of Assets	1
Financial Statements
Schedule of Investments	2
Statement of Assets and Liabilities	6
Statement of Operations	7
Statement of Changes in Net Assets	8
Statement of Cash Flows	9

Reports of Independent Registered Public Accounting Firm	16
Director and Officer Compensation	18
Changes in or Disagreements with Accountants	18
Management Information	18
Quarterly Reports	20
Proxy Voting Policies and Procedures	20
Portfolio Proxy Voting Records	20
Delivery of Shareholder Documents	20
Dividend Reinvestment Plan	21
Executive Officers and Corporation Information	22

i

   RENN Global Entrepreneurs Fund, Inc.
                                                                                                                                                              Allocation of Assets
                                                                                                                                                                  December 31, 2010

Industry	Percentage

Electronic Equipment and Instruments	16.0%
Communications Equipment	14.2%
Healthcare Equipment	11.2%
Healthcare Facilities	8.4%
Application Software	7.5%
Internet Software and Services	7.0%
Alternative Energy	5.2%
Data Processing and Outsourced Services	5.1%
Security Services	4.5%
Consumer Finance	4.3%
Drug Retail	3.4%
Managed Healthcare	3.2%
Advertising	2.5%
Consumer Electronics	2.1%
Packaged Foods and Meats	1.9%
Pharmaceuticals	1.9%
Oil and Gas Exploration and Production	1.7%
Biotechnology	1.1%
Hotels, Resorts and Cruise Lines	0.9%
Systems Software	0.3%
Cash and Accruals	-2.4%
100.0%

     Allocation of Assets by Country (% of Fund’s Net Assets)

RENN Global Entrepreneurs Fund, Inc.
Schedule Of Investments
December 31, 2010

SCHEDULE OF INVESTMENTS Unaffiliated Investments

Shares or Principal Amount	Company	Cost	Market Value
	CONVERTIBLE BONDS – 12.89% (6)
	Data Processing and Outsourced Services – 4.17%
$569,000	Pipeline Data, Inc. 14% Maturity June 29, 2011	$569,000	$520,282

	Electrical Components and Equipment – 5.11%
1,000,000	Dynamic Green Energy Limited 7% Maturity June 10, 2011 (1)	1,000,000	637,535

	Internet Software and Services – 2.00%
500,000	iLinc Communications, Inc. 12% Maturity March 29, 2012	500,000	250,000

	Oil and Gas Exploration and Production 1.60%
1,000,000	PetroHunter Energy Corporation 8.5% Maturity
	December 31, 2014	1,000,000	200,000
	Total Unaffiliated Convertible Bonds	$3,069,000	$1,607,817

	COMMON EQUITIES – 76.00% (3) (6)
	Advertising - 2.49%
100,000	SearchMedia Holdings Ltd (3) (5)	780,993	311,000

	Alternative Carriers - 0.07%
462,449	Geos Communications, Inc. (3)	760,952	8,324

	Application Software - 4.78%
228,647	SinoHub, Inc. (3) (5)	578,180	596,769

	Biotechnology - 1.07%
1,335,714	Hemobiotech (3)	1,360,116	133,571

	Business Process Outsourcing - 0.64%
18,349	Business Process Outsourcing, Ltd. (1) (3)	20,000	79,268

	Communications Equipment - 14.19%
200,000	COGO Group, Inc. (3) (5)	836,019	1,770,000

	Consumer Electronics - 1.39%
166,667	AuraSound, Inc. (3)	1,000,000	173,334

	Consumer Finance – 4.28%
953,333	Global Axcess Corporation (3)	1,261,667	533,866

	Computer Programming Services – 2.73%
100,000	Kingtone Wirelessinfo Solution Holding (3)	400,000	340,000

See accompanying notes to financial statements

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
December 31, 2010
SCHEDULE OF INVESTMENTS
Unaffiliated Investments (continued)

Shares or Principal Amount	Company	Cost	Market Value
	COMMON EQUITIES (continued)
	Diversified Commercial and Professional Services – 4.49%
2,687,500	Murdoch Security & Investigations, Inc. (1) (3)	$1,250,000	$559,896

	Electronic Equipment and Instruments - 7.11%
58,500	Hollysys Automation Technologies Ltd. (3) (5)	498,557	886,860

	Healthcare Equipment – 11.24%
427,500	Bovie Medical Corporation (3) (5)	780,172	1,402,200

	Healthcare Facilities – 8.37%
625,000	PHC, Inc. (3)	642,500	1,043,750

	Hotels, Resorts and Cruise Lines - 0.90%
100,000	Silverleaf Resorts, Inc. (3)	430,000	112,000

	Internet Software and Services – 5.03%
900,000	Points International, Ltd. (3)	492,000	627,300

	Oil and Gas Exploration and Production - 0.13%
808,445	PetroHunter Energy Corporation (3)	101,056	16,169

	Packaged Food and Meats - 1.85%
49,650	SkyPeople Fruit Juice Inc. New (3) (5)	148,950	230,873

	Pharmaceutical - 1.87%
24,000	Skystar Bio-Pharmaceutical Company (3)	155,760	233,520

	Retail Drug Stores and Proprietary Stores - 3.37%
100,000	China Jo-Jo Drugstores, Inc. (3)	500,000	420,000

	Total Unaffiliated Common Equities	$11,996,922	$9,478,700

	MISCELLANEOUS SECURITIES - 0.72% (3) (6)
	Consumer Electronics - 0.72%
166,667	Warrants Aurasound, Inc. (3) (7)	0.00	90,000

	Total Unaffiliated Miscellaneous Securities	0.00	90,000

	TOTAL UNAFFILIATED INVESTMENTS	$15,065,922	$11,176,517

See accompanying notes to financial statements

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
December 31, 2010

The cost and unrealized appreciation (depreciation) of investments as of December 31, 2010 as computed for Federal Income Tax purposes, were as follows:

Aggregate Gross Unrealized Appreciation of all Unaffiliated Securities	$2,847,463
Aggregate Gross Unrealized Depreciation of all Unaffiliated Securities	(6,736,869)

Net Unrealized Appreciation/Depreciation of all Unaffiliated Securities	$(3,889,406)

Aggregate Cost of All Unaffiliated Securities for Income Tax Purposes	$15,065,922

SCHEDULE OF INVESTMENTS
Affiliated Investments

Shares or Principal Amount	Company	Cost	Market Value
	OTHER SECURITIES – 0.28% (6)
	CONVERTIBLE PREFERRED EQUITIES
	Business Process Outsourcing – 0.27%
1,685,887	BPO Management Services, Inc. Preferred B (2) (3)	$2,000,000	$33,718

	Security Systems - 0.01%
3,750	Integrated Security Systems, Inc. Preferred D (2) (3) (10)	75,000	938
	Total Affiliated Other Securities	2,075,000	34,656

	COMMON EQUITIES – 12.47% (3) (6)
	Managed Healthcare – 3.20%
369,436	Access Plans Inc. (2) (3)	2,206,493	398,991

	Security Systems – 8.93%
111,379,358	Integrated Security Systems, Inc. (2) (3) (9) (10)	9,056,721	1,113,792

	Systems Software - 0.34%
41,735,052	CMSF Corp. (formerly CaminoSoft Corp.) (2) (3) (4) (10)	5,677,610	43,088
	Total Affiliated Common Equities	16,940,824	1,555,871

	MISCELLANEOUS SECURITIES - 0.004% (6)
	Managed Healthcare – 0.004%
2,234	Options to buy @ $0.85 Access Plans Inc. (2) (3) (8)	0	514
	Total Affiliated Miscellaneous Securities	0	514

	TOTAL AFFILIATED INVESTMENTS	19,015,824	1,591,041
	TOTAL UNAFFILIATED INVESTMENTS	15,065,922	11,176,517
	TOTAL INVESTMENTS	$34,081,746	12,767,558
	OTHER ASSETS AND LIABILITIES		(294,881)
	TOTAL NET ASSETS		$12,472,677

See accompanying notes to financial statements

RENN Global Entrepreneurs Fund, Inc.
Schedule of Investments
December 31, 2010

INFORMATION REGARDING AFFILIATED/RESTRICTED SECURITIES (2)

					% of
	Date(s)	Cost at	Cost at	Fair Value	Net
Affiliated /Restricted Security	Acquired	6/30/10	12/31/10	12/31/10	Assets
Access Plans Inc. (2)	8/31/01
Common Equity	to 3/31/10	$2,206,493	$ 2,206,493	$398,991	3.20%
Options to buy @ $0.85 Access Plans Inc. (2) (8)	4/1/09	0	0	514	0.004
BPO Management Services, Inc.	6/12/07
Preferred B Equity (2) (3)	to 12/31/08	2,000,000	2,000,000	33,718	0.27
Total Affiliated /Restricted Securities		$4,206,493	$4,206,493	$433,223	3. 47%

INFORMATION REGARDING CONTROLLED AFFILIATED/RESTRICTED SECURITIES (10)

					% of
	Date(s)	Cost at	Cost at	Fair Value	Net
Controlled Affiliated /Restricted Security (10)	Acquired	6/30/10	12/31/10	12/31/10	Assets
CMSF Corp. (2) (4) (10)	9/23/94
Common Equity	to 12/29/10	$5,657,192	$5,677,610	$43,088	0.34%
Integrated Security Systems, Inc. (2) (3) (10)
Preferred D Equity	10/13/99	75,000	75,000	938.01
Integrated Security Systems, Inc. (2) (3) (9) (10)	12/31/96
Common Equity	to 12/31/10	9,050,220	9,056,721	1,113,792	8.93
Total Controlled Affiliated /Restricted Securities		$14,782,412	$14,809,331	$1,157,818	9.28%

(1)	Securities in a privately owned company.
(2)	Affiliated securities due to the Fund having a director on issuer’s board and/or number of shares owned by the Fund.
(3)	Non-Income-Producing.
(4)
The Fund purchased 2,041,671 shares of CMSF common at a cost of $20,417 in the six months ended December 31, 2010.  Security exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2010 the aggregate value of the restricted securities was $41,581 representing 0.033% of net assets.  These shares were purchased in numerous transactions between April 10, 2009 and December 31, 2010.  These shares have discounts ranging from 0% to 9.0%.  The Fund owns 153,986 shares of CMSF Corporation which are not restricted.  At December 31, 2010 the aggregate value of the unrestricted securities was $1,507 representing 0.001% of net assets.

(5)	These securities or a portion of these securities are pledged as collateral against the due to broker balance (margin loan).
(6)	Percentage is calculated as a percentage of net assets.
(7)	These warrants represent the ability to purchase 166,667 shares of common stock of AuraSound, Inc. at $0.50 per share. These warrants expire on 6/12/2014.
(8)
These options represent the ability to purchase 2,234 shares of common stock of Access Plans Inc. at $0.85 per share.  These options were issued as compensation to Russell Cleveland for service as a Director of Access Plans Inc.  Mr. Cleveland has assigned the options to RENN Global Entrepreneurs Fund, Inc. and disclaims any beneficial ownership.  These options will expire 3 months after he ceases to be on the Board of Directors.

(9)
Integrated Security Systems, Inc. issued 1,037,367 shares of common stock as payment in kind for compensation of $6,500 to Russell Cleveland for service as a Director of Integrated Security Systems, Inc. Mr. Cleveland has assigned the shares to RENN Global Entrepreneurs Fund, Inc. and disclaims any beneficial ownership.  These securities are exempt from registration under Rule 144A of the Securities Act of 1933.  Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.  At December 31, 2010 the aggregate value of these restricted securities was $10,374, representing 0.08% of net assets.

(10)	Controlled due to the number of shares owned by the Fund (and/or affiliated funds).

See accompanying notes to financial statements

RENN Global Entrepreneurs Fund, Inc.
Statement of Assets and Liabilities
December 31, 2010

ASSETS

Investments at fair value, cost of $34,081,746 at December 31, 2010	$12,767,558
Cash and cash equivalents	443,555
Interest and dividends receivable	259,170
Prepaid and other assets	24,584

$13,494,867

LIABILITIES AND NET ASSETS

Liabilities:
Due to broker	$949,940
Accounts payable	4,828
Accounts payable -- affiliate	67,422

$1,022,190

Net assets:
Common stock, $1 par value, 20,000,000 shares authorized,
4,673,867 shares issued, and 4,463,967 shares outstanding	4,673,867
Additional paid in capital	25,806,288
Treasury stock at cost	(1,734,967)
Accumulated net realized gain on investments	5,041,677
Net unrealized depreciation of investments	(21,314,188)

Net assets	$12,472,677

Net asset value per share	$2.79

See accompanying notes to financial statements

RENN Global Entrepreneurs Fund, Inc.
Statement of Operations
Year Ended December 31, 2010

Interest income	$249,236
Dividend income	694
Other income	9,950

259,880

Expenses:
General and administrative	304,693
Interest expense	35,671
Legal and professional fees	208,040
Management fee to affiliate	237,643

786,047

Net investment loss	(526,167)

Realized and unrealized gain (loss) on investments:
Net unrealized depreciation of investments	(5,489,770)
Net realized gain on investments	322,284

Net loss on investments	(5,167,486)

Net decrease in net assets resulting from operations	$(5,693,653)

Net decrease in net assets resulting from operations per share	$(1.28)

Weighted average shares outstanding	4,463,967

See accompanying notes to financial statements

RENN Global Entrepreneurs Fund, Inc.
Statements of Changes in Net Assets
Years Ended December 31, 2010

	2010	2009

Net investment loss	$(526,167)	$(606,935)
Net realized gain (loss) on investment	322,284	(9,421,643))
Net unrealized appreciation (depreciation) of investments	(5,489,770)	9,767,892

Net decrease in net assets resulting from operations	(5,693,653)	(260,686)

From distributions to stockholders:
Cash dividends declared	-	-

Total decrease in net assets	(5,693,653)	260,686)

Net assets:
Beginning of period	18,166,330	18,427,016

End of period	$12,472,677	$18,166,330

See accompanying notes to financial statements

RENN Global Entrepreneurs Fund, Inc.
Statement of Cash Flows
Years Ended December 31, 2010

2010

Cash flows from operating activities:
Decrease in net assets resulting from operations	$(5,693,653)
Adjustments to reconcile decrease in net assets to
net cash used in operating activities:
Net unrealized depreciation on investments	5,489,770
Net realized gain on investments	(322,284)
Increase in interest and dividend receivable	(24,070)
Decrease in prepaid and other assets	72,861
Decrease in accounts payable	(6,725)
Decrease in accounts payable-affiliate	(21,784)
Purchase of investments	(1,080,058)
Proceeds from sale of investments	1,105,617

Net cash used in operating activities	(480,326)

Cash flows from financing activities:
Net margin proceeds	649,400
Cash dividends	-

Net cash provided by financing activities	649,400

Net increase in cash and cash equivalents	169,074

Cash and cash equivalents at beginning of the period	274,481

Cash and cash equivalents at end of the period	$443,555

Supplemental Cash Flow Information
Cash paid for interest	35,671

See accompanying notes to financial statements

RENN Global Entrepreneurs Fund, Inc.
Notes to the Financial Statements
December 31, 2010

Note 1   Organization and Business Purpose

RENN Global Entrepreneurs Fund, Inc. (the “Fund”),  formerly known as Renaissance Capital Growth & Income Fund III, Inc., is a registered, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund, a Texas corporation, was organized and commenced operations in 1994 and is registered under and pursuant to the provisions of Section 8(a) of the 1940 Act.

The investment objective of the Fund is to provide its stockholders primarily with long-term capital appreciation by investing substantially in convertible and equity securities of emerging growth companies traded on U.S. securities exchanges.

RENN Capital Group, Inc. (“RENN Group”), a Texas corporation, serves as the Investment Adviser to the Fund. In this capacity, RENN Group is primarily responsible for the selection, evaluation, structure, valuation, and administration of the Fund’s investment portfolio, subject to the supervision of the Board of Directors. RENN Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

Note 2   Summary of Significant Accounting Policies

Valuation of Investments

Portfolio investments are stated at their estimated fair value as determined by RENN Group (Note 5).

Revenue Recognition

The Fund recognizes realized gain/loss in the period of the sale based upon the identified cost basis.  Change in unrealized gain/loss is reflected during the period of the change. Dividend income is recorded on the record date.  Interest income is recorded as earned on an accrual basis.  The Fund reserves any dividends or interest income which is deemed to be uncollectable.

Cash and Cash Equivalents

As of December 31, 2010, cash is at risk to the extent that it exceeds Federal Deposit Insurance Corporation insured amounts.  The Fund has not experienced any losses as a result of this risk.  The Fund considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.  As of December 31, 2010, cash equivalents were held in the Federated Prime Obligations Fund which is not covered by depository insurance.

Income Taxes

The Fund has elected the income tax treatment available to “regulated investment companies” (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) which allows the Fund to be relieved of federal income tax on that part of its net investment income and realized capital gains that it pays out to its stockholders.  Such requirements to qualify for RIC status include, but are not limited to certain qualifying income tests, asset diversification tests and distribution of substantially all of the Fund’s taxable investment income to its stockholders.  It is the intent of management to comply with all IRC requirements as they pertain to a RIC and to distribute all of the Fund’s taxable investment income and realized long-term capital gains within the defined period under the IRC to qualify as a RIC.  Failure to qualify as a RIC would subject the Fund to federal income tax as if the Fund were an ordinary corporation, which could result in a substantial reduction in the Fund’s net assets as well as the amount of cash available for distribution to stockholders.  Continued qualification as a RIC requires management to satisfy certain investment diversification requirements in future years.  There can be no assurance that the Fund will qualify as a RIC in future years.

RENN Global Entrepreneurs Fund, Inc.
Notes to the Financial Statements
December 31, 2010

Note 2   Summary of Significant Policies, continued

Federal income taxes payable on behalf of stockholders on realized capital gains that the Fund elects to retain are accrued and reflected as tax expense paid on behalf of stockholders on the last day of the tax year in which such gains are realized.

Net Decrease in Net Assets resulting from operations per share

Net decrease in net assets resulting from operations per share is based on the weighted average number of shares outstanding of 4,463,967 during the year ended December 31, 2010.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

Note 3    Due to/from Broker

The Fund conducts business with various brokers for its investment activities.  The clearing and depository operations for the investment activities are performed pursuant to agreements with these brokers.  “Due from broker” would represent unsettled sales transactions. “Due to broker” represents a margin loan payable to this broker, which is secured by investments in securities maintained with the lending broker as collateral for the margin loan (as indicated by footnote 5 on the schedule of investments).  The Fund is subject to credit risk to the extent the brokers are unable to deliver cash balances or securities, or clear security transactions on the Fund’s behalf. RENN Capital Group, Inc., the investment adviser, actively monitors the Fund’s exposure to these brokers and believes the likelihood of loss under those circumstances is remote. At December 31, 2010, “due from broker” balance was $0 and the “due to broker” balance was $949,940.

The terms on a margin loan are governed by federal regulation and by the rules of National Association of Securities Dealers (“NASD”) and the securities exchanges.  In general under Federal Reserve Board Regulation T, firms can lend a customer up to 50% of the price of a security. The rules of NASD and the exchanges supplement the requirements of Regulation T by placing “maintenance” margin requirements on customer accounts. Under the rules of the broker, equity in the account must not fall below 30% of the current market value of the securities in the account that have a market value above $6.625 or $2.00 per shares for securities that have a market value between $2.125 and $6.625. The failure to do so may cause the brokerage firm to force the sale of or liquidate the securities in the account in order to bring the account’s equity back to the required level. The loan is not made for any specific term or duration but is due and payable at the brokerage firm’s discretion. The Fund has a negotiated interest rate of 200 basis points over the 12-Month LIBOR rate. The interest will vary with any changes in the Federal Funds rate. The interest charges are added to the loan balance. At December 31, 2010 the margin interest rate was 2.783%. The margin loan balance is secured by the securities as explained on the schedule of investments. The Fund has a policy allowing it to borrow not more than 33% of the Fund’s Net Asset Value as of the time of borrowing for purposes of taking advantage of investments deemed to be in the best interest of the Fund or to borrow such amounts as deemed necessary and prudent as a temporary measure for extraordinary or emergency purposes. Federal regulations under the 1940 Act require that the Fund maintain 300% assets coverage in relation to any borrowed amount.

RENN Global Entrepreneurs Fund, Inc.
Notes to the Financial Statements
December 31, 2010

Note 4   Management Fees and Incentive Fees and Reimbursement

Pursuant to an Amended and Restated Investment Advisory Agreement (the “Agreement”) effective May 15, 2009, RENN Group performs certain services, including certain management, investment advisory and administrative services necessary for the operation of the Fund.  In addition, under the Agreement, the RENN Capital Group, Inc. is reimbursed by the Fund for certain legal, compliance and directly allocable administrative expenses.  A summary of fees and reimbursements paid by the Fund under the Agreement is as follows:

RENN Capital Group, Inc. receives a management fee equal to a quarterly rate of 0.4375% of the Fund’s net assets, as determined at the end of such quarter, each payment to be due as of the last day of the calendar quarter.  The Fund incurred $237,643 during the year ended December 31, 2010 for such management fees.

RENN Capital Group, Inc. was reimbursed by the Fund for directly allocable administrative expenses paid by the Investment Adviser on behalf of the Fund. Such reimbursements were $53,924 during the year ended December 31, 2010.

At December 31, 2010 the Fund had an account payable of $67,422 for the amount due for the fees and expense reimbursements disclosed above.

Note 5   Valuation of Investments

Investments are carried in the statements of assets and liabilities at fair value, as determined in good faith by the RENN Capital Group, Inc., subject to the approval of the Fund’s Board of Directors.  The convertible debt securities held by the Fund generally have maturities between five and seven years and are convertible (at the discretion of the Fund) into the common stock of the issuer at a set conversion price.  The common stock underlying these securities is generally unregistered and thinly-to-moderately traded.  Generally, the Fund negotiates registration rights at the time of purchase and the portfolio companies are required to register the shares within a designated period, and the cost of registration is borne by the portfolio company.  Interest on the convertible securities is generally payable quarterly.  The convertible debt securities generally contain embedded call options giving the issuer the right to call the underlying issue.  In these instances, the Fund has the right of redemption or conversion.  The embedded call option will generally not vest until certain conditions are achieved by the issuer.  Such conditions may require that minimum thresholds be met relating to the market price of underlying common stock, liquidity, and other factors.

The Fund follows the provisions of Accounting Standards Codification ASC 820, Fair Value Measurements, under which, the Fund has established a fair value hierarchy that prioritizes the sources (“inputs”) used to measure fair value into three broad levels: inputs based on quoted market prices in active markets (Level 1 inputs); observable inputs based on corroboration with available market data (Level 2 inputs); and unobservable inputs based on uncorroborated market data or a reporting entity’s own assumptions (Level 3 inputs). The Fund’s valuation policies are as follows:

On a weekly basis, RENN Group prepares a valuation to determine fair value of the investments of the Fund. The Board of Directors approves the valuation on a quarterly basis. Interim board involvement may occur if material issues arise before quarter end. The valuation principles are described below.

•	Unrestricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is generally valued at the closing price on the date of valuation.

•
Restricted common stock of companies listed on an exchange, NASDAQ or in the over-the-counter market is valued based on the quoted price for an otherwise identical unrestricted security of the same issuer that trades in a public market, adjusted to reflect the effect of any significant restrictions.

RENN Global Entrepreneurs Fund, Inc.
Notes to the Financial Statements
December 31, 2010

Note 5  Valuation of Investments, continued

•
The unlisted preferred stock of companies with common stock listed on an exchange, NASDAQ or in the over-the-counter market is valued at the closing price of the common stock into which the preferred stock is convertible on the date of valuation.

•
Debt securities are valued at fair value. The Fund considers, among other things, whether a debt issuer is in default or bankruptcy. It also considers the underlying collateral.  Fair value is generally determined to be the greater of the face value of the debt or the market value of the underlying common stock into which the instrument may be converted.

•
The unlisted in-the-money options or warrants of companies with the underlying common stock listed on an exchange, NASDAQ, or in the over-the-counter market are valued at fair value (the positive difference between the closing price of the underlying common stock and the strike price of the warrant or option).   An out-of-the money warrant or option has no value; thus, the Fund assigns no value to it.

•
Investments in privately held entities are valued at fair value. If there is no independent and objective pricing authority (i.e. a public market) for such investments, fair value is based on the latest sale of equity securities to independent third parties. If a private entity does not have an independent value established over an extended period of time, then the Investment Adviser will determine fair value on the basis of appraisal procedures established in good faith and approved by the Board of Directors.

The following table shows a summary of investments measured at fair value on a recurring basis classified under the appropriate level of fair value hierarchy as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Convertible Bonds	0	$520,282	$1,087,535	$1,607,817
Convertible Preferred Equities	0	33,718	938	34,656
Common stock	$9,065,193	1,752,956	216,422	11,034,571
Miscellaneous Securities	0	514	90,000	90,514
Total Investments	$9,065,193	$2,307,470	$1,394,895	$12,767,558

RENN Global Entrepreneurs Fund, Inc.
Notes to the Financial Statements
December 31, 2010

Note 5  Valuation of Investments, continued

           The Fund classifies all assets in Level 1, 2 and 3 and makes the appropriate changes at the end of each period.  The Following is a reconciliation of assets in which significant unobervable inputs (Level 3) were used in determing fair value:

L Level 3
Beginning Balance – December 31, 2009	$1,872,007
Purchase of Securities	37,183
Transfers into Level 3	900,869
Transfers out of Level 3	(1,113,794)
Changes in unrealized gain or loss	(301,370)
Ending Balance – December 31, 2010	$1,394,895

         The Fund has adopted a policy of recording any transfers of investment securities between the different levels in the fair value hierarchy as of the end of the year.
         The transfers into Level 3 and out of Level 3 identified above were due to changes in the observability of the inputs used by the Fund to estimate the fair value of certain securities.

Note 6   Income Taxes

During 2010 management followed a policy of distributing all of the Fund’s taxable investment income and realized capital gains within the defined period under the IRC to ensure that any Federal income tax on such income, if any, is paid by the Fund’s stockholders.  During the year ended December 31, 2010 the Fund had a short-term capital gain of $419,366 reduced by a long-term capital loss of $97,082 which was offset by a net investment loss of $526,167.  Therefore, there was no taxable investment income or realized long-term capital gains, and therefore no declaration of any distributions.  Accordingly, no income tax expense was reported by the Fund for the year ended December 31, 2010.  The Fund had a tax loss carryforward of $9,099,359 for the year ended December 31, 2010, which is available to offset future realized capital gain for a period of seven years. No income tax benefit has been reflected on this carryforward, as the income tax application has not yet been determined.

RENN Global Entrepreneurs Fund, Inc.
Notes to the Financial Statements
December 31, 2010

Note  7  Financial Highlights

Selected per share data and ratios for each share of common stock outstanding are as follows:

Years Ended December 31,

	2010		2009	2008	2007	2006

Net asset value, beginning of period	$4.07		$4.13	$8.46	$10.84	$$12.14

Net investment loss	(0.12)		(0.14)	(0.17)	(0.17)	(0.93)
Net realized and unrealized loss on investments	(1.16)		0.08	(3.86)	(2.11)	0.03
Total return from investment operations	(1.28)		(0.06)	(4.03)	(2.28)	(0.90)

Capital share transactions	0.00		0.00	0.00	0.00	0.00
Distributions:
From net realized capital
gains on investments	0.00		0.00	(0.30)	(0.10)	(0.40)
Net asset value, end of period	$2.79		$4.07	$4.13	$8.46	$10.84
Per share market value, end of period	$1.96	$	$ 2.60	$2.92	$6.15	$10.50
Portfolio turnover rate	7.36%		8.99%	8.26%	21.27%	8.83%

Total investment return
based on market value (a):	(24.62)%		(10.96)%	(47.64)%	(37.33)%	11.91%
Ratio to average net assets (b):

Net investment loss	(3.66)%		(3.46)%	(2.78)%	(1.65)%	(7.75)%

Expenses, excluding incentive fees	5.47%		(6.30)%	4.85%	3.45%	3.67%

Expenses, including incentive fees	5.47%		(6.30)%	4.85%	3.45%	9.51%

(a)
Total investment return is calculated by comparing the common stock price on the first day of the period to the price on the last day of the period. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan and reflects taxes paid by the fund for deemed distributions.  Total investment return calculated for a period of less than one year is not annualized.

(b)	Average net assets have been computed based on monthly valuations.

Note  8  Subsequent Events

In preparing the accompanying financial statements, in accordance with Statement of Financial Accounting Standards (“FAS”)  No. 165, “Subsequent Events”, the Fund has reviewed events that have occurred after December 31, 2010 through March 1, 2011, the date the financial statements were available to be issued.  During this period, the Company did not have any material subsequent events.

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
RENN Global Entrepreneurs Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RENN Global Entrepreneurs Fund, Inc. (the “Company”), as of December 31, 2010, and the related statements of operations and cash flows for the year ended December 31, 2010, and the statements of changes in net assets and financial highlights for the years ended December 31, 2010 and 2009. The Company’s management is responsible for these financial statements and financial highlights. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RENN Global Entrepreneurs Fund, Inc. as of December 31, 2010, the results of its operations and its cash flows for the year ended December 31, 2010, and statements of changes in net assets and financial highlights for the years ended December 31, 2010 and 2009, in conformity with accounting principles generally accepted in the United States of America.

Malin, Berquist & Company, LLP

Pittsburgh, Pennsylvania
March 1, 2011

Report of Independent Registered Public Accounting Firm

To the Shareholders and
Board of Directors of
RENN Global Entrepreneurs Fund, Inc.

We have audited the accompanying financial highlights of of RENN Global Entrepreneurs Fund, Inc. (the “Company”) for the years ended December 31, 2008, 2007 and 2006.  These financial highlights are the responsibility of the Company’s management.  Our responsibility is to express an opinion on the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial highlights are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial highlights referred to above present fairly, in all material respects, the financial highlights of RENN Global Entrepreneurs Fund, Inc. for the years ended December 31, 2008, 2007 and 2006, in conformity with accounting principles generally accepted in the United States of America.

KBA Group, LLP

March 1, 2011

RENN Global Entrepreneurs Fund, Inc.
Annual Report to Shareholders
December 31, 2010

Director and Officer Compensation

The Fund has no employees, and, therefore, does not compensate any employees.  Officers of the Fund receive no compensation from the Fund, and the Fund has never issued options or warrants to officers or directors of the Fund.  The Fund does not have any stock option or similar retirement or pension fund for officers or directors of the Fund.

Directors who are not employees of RENN Group receive a monthly fee of $2,000 (the Chairman of the Audit Committee receives $3,000), plus $750 and reasonable out-of-pocket expenses for each quarterly valuation meeting attended.  The Fund does not pay its directors who are considered “interested persons” of the Fund any fees for their directorship services or reimburse expenses to such individuals except for those incurred specifically in the performance of their duties as directors of the Fund.  The aggregate compensation paid to the directors during the period covered by this Report was $108,500.

Changes in or Disagreements with Accountants

During the two most recent fiscal years there have been no disagreements with the former accountant or current accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Management Information

		Term of Office	Principal	No. Portfolios
		And Time	Occupation	Overseen In
	Positions with	Served on	During Past	Fund	Other
Name	Fund	Current Term	5 Years	Complex (1)	Directorships
Interested Directors:
Access Plans,
Russell Cleveland (2)	President	Annual	CEO	1	BPO Mgmt.
	CEO	3 Years			Services
	Chairman	1 Year Served			CMSF Corp.
Integrated
Security Systems,
Inc.

Non-Interested Officers and Directors

Ernest C. Hill	Director	3 Years	Consultant	1	None
		1 Year Served
	Audit Comm	Annual
	Governance Comm.	Annual

Charles C. Pierce, Jr.	Director	3 Years	Private Investor	1	None
		2 Years Served
	Audit Comm	Annual
	Governance Comm	Annual

J. Philip McCormick	Director	3 Years	Consultant	1	None
		3 Years Served
	Audit Comm	Annual
	Governance Comm	Annual

RENN Global Entrepreneurs Fund, Inc.
Annual Report to Shareholders
December 31, 2010

Management Information, continued

Term of Office	Principal	No. Portfolios
And Time	Occupation	Overseen In
Positions with	Served on	During Past	Fund	Other
Name	Fund	Current Term	5 Years	Complex (1)	Directorships

Barbe Butschek	Secretary Annual	Financial Officer	0	None
Treasurer Annual
CFO Annual

Scott Douglass	Vice President Annual	Portfolio Manager	1	None

Eric Stephens	Vice President Annual	Portfolio Manager	1	None

(1) “Fund complex” defined as U.S registered investment companies with the same adviser. There are no other such entities to group with the Fund.
(2) Russell Cleveland is a beneficiary of a family trust which owns more than 5% of the Fund.  He is also the President, sole director, and majority owner of RENN Capital Group, Inc. the Fund’s investment adviser.

Board Member Attributes.  The following is a summary of some of the experience, skills and attributes that led to the conclusion that each member should serve as a director for the Fund:

Russell Cleveland, the Chairman, brings more than 50 years of experience in the investment business, 40 years of which were spent as a portfolio manager specializing in multiple classes of securities of small private and publicly traded companies.  He is a graduate of the Wharton School of Business and has appeared on CNBC numerous times as a small cap analyst.  He has been a Director of the Fund since its inception.

Charles C. Pierce, Jr. is a retired Vice Chairman of Dain Rauscher, Inc., former President of the Texas Stock and Bond Dealers Association, and former Chairman of the South Central District of the Securities Industry Association covering, Texas, Oklahoma, New Mexico, Kansas, and Colorado, and has been a Director of the Fund since 2002.

J. Phillip McCormick was an audit partner and director of KPMG and KMG Main Hudman from 1973 to 1991, a member of senior management with Enserch Corporation from 1991 through 1997, and currently is a senior adviser to Stonehenge Growth Capital and a director of Quest Energy Partners, LP.  He has been a Director of the Fund since 2006.

Ernest C. Hill was an Assistant Professor of Finance with Southern Methodist University and an Associate Director of the Southwestern Graduate School of Banking, and was instrumental in the formation of an Entrepreneurial Seminar for the Southern Methodist School of Business.  He was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA with honors in Investment and Finance.  He specializes in computer-aided investment analysis and administrative procedures.  Mr. Hill has been a Director of the Fund since 1994.

Additional information concerning the directors is included in the Statement of Additional Information contained in the N-2 registration statement filed with the SEC by the Fund.  This information may be obtained without charge by calling 1(800) 687-3863.

Consideration of Diversity in Board Membership.  In selecting and re-electing board members, consideration is given to the presence on the Board of a broad spectrum of business acumen and personal perspectives.  The Fund has members who bring experience in banking and finance, executive management of corporations, directorship, and success with entrepreneurial challenges, among others.  The Fund intends to keep a diversity of skills and attitudes in its board makeup and assesses those qualities in any present director or one who is being considered for nomination to the Board.

RENN Global Entrepreneurs Fund, Inc.
Annual Report to Shareholders
December 31, 2010

Management Information, continued

Board Oversight of Risk.  The Board endeavors to forestall risk by its development of fundamental investment policies for approval by the shareholders and other policies which are more flexible for the Adviser’s activities on the Fund’s behalf.  The Board is also involved in the assessment and monitoring of risk by virtue of its review of the Fund’s investment activities, noting whether the portfolio has industry or geographic susceptibilities, the appointment of the Adviser’s portfolio managers to directorships on portfolio boards when indicated, and by review of the financial particulars of the Fund, including any occasions of debt.  It also considers the strength of the Adviser’s staff to provide uninterruptible investment and administrative services to the Fund.

Board Leadership Structure.  The Board has determined that Mr. Cleveland’s dual role as the Fund’s Chief Executive Officer and Chairman of the Board is appropriate for this Fund.  Mr. Cleveland is an “interested person” in the Fund, giving him an additional incentive for its good performance and protection.  He has foregone compensation from the Fund for both roles except for his indirect benefit from the Adviser’s management fee based on growth of the Fund’s asset values and the growth in the market value of the Fund’s stock that he owns indirectly.  The appointment of a separate person serving as chairman would likely require the Fund to incur additional fee expense for the position, which the Board feels is unwarranted.  The Board feels that its considerable oversight of risk fuses well with the Board’s leadership structure.

Quarterly Reports

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  A copy of each such Form N-Q is available on the SEC’s website at www.sec.gov.  Such forms may also be reviewed and copied at the SEC Public Reference Room in Washington, D.C., and you may call the Public Reference Room at 1-800-SEC-0330 for information on its hours, etc.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 1(800)687-3863.  Furthermore, you can obtain the description on the Fund’s website at www.rencapital.com.
.
Portfolio Proxy Voting Records

The Fund’s record of proxy voting regarding portfolio securities is presented each year for the 12-month period ended June 30.  It is filed with the SEC on Form N-PX and is available without charge on the SEC’s website at www.sec.gov.

Matters Submitted for RENN Global Entrepreneurs Fund, Inc. Shareholder Votes

No change in the procedures for director nominations by the shareholders has been implemented since the last proxy statement was issued by the Fund.

Delivery of Shareholder Documents.

The SEC permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements or Notices of Internet Availability of Proxy Materials and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address.  This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

RENN Global Entrepreneurs Fund, Inc. may household the mailing of your documents indefinitely unless you instruct RENN Global Entrepreneurs Fund, Inc. otherwise.

If you prefer to receive multiple copies of these materials, please call American Stock Transfer & Trust Co. at 1(800) 937-5449.  You may also notify us in writing or via email.  We will begin sending you individual copies of reports commencing with the first report mailed after receiving your request to stop householding.

RENN Global Entrepreneurs Fund, Inc.
Annual Report to Shareholders
December 31, 2010

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a stockholder whose shares are registered in his or her own name will be deemed to have elected to have all dividends and distributions automatically reinvested in Fund shares unless he or she elects otherwise on a current basis.  Stockholders whose shares are held in nominee names will likewise be treated as having elected to have their dividends and distributions reinvested.  You may elect to receive cash distributions, net of withholding tax, by requesting an election form from the Fund’s Plan Agent, American Stock Transfer & Trust Co.  You may terminate participation by notifying the Plan Agent in writing.  If notice is received by the Plan Agent not less than 10 days prior to any dividend or distribution it will be effective immediately.  Information regarding income tax consequences should be directed to your tax consultant – the Plan will furnish information by January 31 following the year of distribution as to the category of income that the distributions represent. Your questions regarding the Plan should be directed to the Fund’s Plan Agent, American Stock Transfer & Trust Co., whose telephone number is (718) 921-8275 and whose address is 40 Wall Street, New York, NY  10005.

RENN Global Entrepreneurs Fund, Inc.
Annual Report to Shareholders
December 31, 2010

EXECUTIVE OFFICERS

Russell Cleveland                                                President and Chief Executive Officer

Z. Eric Stephens                                                   Vice President

Scott E. Douglass                                                 Vice President

Barbe Butschek                                                    Secretary and Treasurer and Chief Financial Officer

CORPORATE INFORMATION

Registrar and Transfer Agent

American Stock Transfer &
Trust Company                                                       New York, New York

Independent Registered Public Accounting Firm

Malin, Bergquist & Company, LLP                     Pittsburgh, PA

CORPORATE OFFICE

RENN Global Entrepreneurs Fund, Inc.
Suite 210, LB-59
8080 North Central Expressway
Dallas, Texas  75206-1857

Phone:                      (214) 891-8294
Fax:                           (214) 891-8291
E-Mail:                      invrel@rencapital.com
Web-site:                 www.rencapital.com

RENN Global Entrepreneurs Fund, Inc.
N-CSR
December 31, 2010

Item 2.   Code of Ethics.

The Fund has adopted a Code of Ethics applicable to the Fund’s principal executive officer, principal accounting officer, and persons designated by the Chief Executive Officer as performing similar functions, as required by Regulation S-K Item 406.  The Fund posts such Code of Ethics on the Fund’s website located at www.rencapital.com and  intends to disclose material amendments or waivers of the Code of Ethics by posting promptly to the Fund’s website.  During the period covered by this report, there has been no amendment or waiver regarding such Code of Ethics.

Item 3.   Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that J. Philip McCormick is qualified to serve as financial expert on its audit committee and that he is “independent,” as defined by the U.S. Securities and Exchange Commission.

Item 4.   Principal Accountant Fees and Services.

The following table presents fees paid by the Fund for professional services rendered by Malin, Bergquist & Company, LLP and KBA Group LLP for the years ended December 31, 2010 and 2009.

	2010	2009
Fee Category	Fees	Fees

Audit Fee	$80,952	$140,650
Audit-Related Fees	0	0
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$80,952	$140,650

Audit Fees were for professional services rendered for the audit of the Fund’s annual financial statements. No non-audit fees were paid to the independent audit firm of Malin, Bergquist & Company, LLP.

The Audit Committee generally requires pre-approval of engagements for all auditor services, which proposed services must be described in detail and which auditor must have been determined by the Audit Committee as independent.  One factor used by the Audit Committee in its assessment of an auditor’s independence is the amount of non-audit services performed for the Fund or its affiliates.  Any non-audit services which were not specified at the onset but which are made known to the Audit Committee and approved by it prior to the completion of an audit will be deemed pre-approved to the extent that the amount is less than five percent of the total auditor service fees for the year.  In the ordinary course of its duties the Chairman of the Audit Committee would be the member who would sign any pre-approval.  However, in his absence or incapacity any one of the other members of the Audit Committee may sign if the approval is time-sensitive and a majority of the other available members of the Audit Committee agreed to which member would be the signator.

The Fund does not ordinarily engage the auditor for non-audit services, and no non-audit services were approved or provided for the period covered by this report.

Item 5.   Audit Committee of Listed Registrants.

The Registrant has an Audit Committee which was established by the Board of Directors of the Fund in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  The members of the Registrant’s Audit Committee are Ernest Hill (Chairman), J. Philip McCormick and Charles Pierce, Jr.

RENN Global Entrepreneurs Fund, Inc.
N-CSR
December 31, 2010

Item 6.   Schedule of Investments.

See the Annual Report to Shareholders under Item 1 of this Form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

The Fund has delegated its proxy voting responsibility to its Investment Adviser, RENN Capital Group, Inc.  (“RENN Group”).  The Proxy Voting Policies and Procedures of RENN Group are set forth below. The guidelines are reviewed periodically by RENN Group and the Fund’s independent directors, and, accordingly, are subject to change.  For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to RENN Group.

“Introduction

“As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

“These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

“Proxy Policy

“We vote proxies relating to our portfolio securities in the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

 “Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.”

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

As of the date of printing this report the Portfolio Managers for the Fund are:

Russell Cleveland, who has served as the Chairman of the Board, President, Chief Executive Officer, and a Class Three Director of the Fund, and majority stockholder of RENN Group since 1994.

Z. Eric Stephens, who has served as a Vice President of RENN Group since January 2006 and a Vice President of the Fund since August 2006, and Chief Operating Officer of RENN Group since April 2009.  Previously, Mr. Stephens was a director with CBIZ Valuation Group.

RENN Global Entrepreneurs Fund, Inc.
N-CSR
December 31, 2010

Item 8.  Portfolio Managers of Closed-End Management Investment Companies, continued

Scott E. Douglass has served as a Vice President of the Fund and of RENN Capital Group, Inc. since November 2004.

As employees of the Adviser, each of the foregoing Portfolio Managers is also responsible for the day-to-day management of the portfolios of three foreign funds, none of which is an investment company registered in the United States or a pooled investment vehicle.  The total assets managed for those funds are $125,540,717 as of December 31, 2010.

There could appear to be a potential conflict of interest for the Portfolio Managers in that the Adviser does not receive an incentive fee from the Fund, whereas it does receive performance fees from at least some of the other funds it manages.  However, investment opportunities that are appropriate for the Fund are considered concurrently with the assessment of the opportunity for the Adviser’s other clients, and the amount prorated to the Fund is determined according to SEC guidelines for permitted co-investments, which proration is reviewed by the Fund’s Board of Directors.  In addition, the Portfolio Managers’ compensation structures have no specific provision for participation calculated on the performance of any particular client of the Adviser.

The Portfolio Managers are employed by RENN Capital Group, Inc. which is the Investment Adviser to the Fund.  The Portfolio Managers are compensated by annual salaries and occasional bonuses.  Bonuses are generally paid when one or more of the Adviser’s managed funds pays an incentive fee.  Three of the Adviser’s four managed funds have incentive fee arrangements.  The Fund does not have an incentive fee arrangement.

Russell Cleveland is the only Portfolio Manager that has beneficial ownership in the Fund, and it was in the range of over $1,000,000 as of December 31, 2010.

Item 9.  Purchases of Equity Securities by the Fund and Its Affiliated Purchasers.

Neither the Fund nor any Affiliated Purchaser has purchased any of the Fund’s securities in the period covered by this report.  The purchase of the Fund’s securities is authorized under its Dividend Reinvestment Plan and Cash Purchase Plan dated February 15, 1994, but no such shares were purchased during the period covered by this report.

An “Affiliated Purchaser” is defined as a person acting directly or indirectly, in concert with the Fund in the purchase of the Fund’s securities, or any person controlling, controlled by, or under common control with the Fund and thereby controlling the purchase of the Fund’s shares, but does not include an officer or director of the Fund who may properly authorize repurchase of the Fund’s shares pursuant to Rule 10b-18 of the Exchange Act of 1934.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.  The submission of shareholder proposals which require a vote of all shareholders will be handled in accordance with Rule 14a-8 of the Exchange Act.  No such proposals were received.

Item 11.  Controls and Procedures.

Under the supervision and with the participation of our management, including our Chief Executive Officer and our Chief Financial Officer, we evaluated the effectiveness of our disclosure controls and procedures as required by Rule 13a-15(e) under the Exchange Act as of the end of the period covered by this report.  Based upon that evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures were effective as of that date to provide reasonable assurance that the information we are required to disclose in reports that we file under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms, and includes controls and procedures designed to ensure that information required to be disclosed by us in such reports is accumulated and communicated to our management, including the principal executive officer and principal financial officer, in sufficient time to allow timely decisions regarding required disclosure.

RENN Global Entrepreneurs Fund, Inc.
N-CSR
December 31, 2010

Item 12.   Exhibits.

(a)(1)	The Fund’s Code of Ethics - Not applicable (please see Item 2).
(a)(2)	Certification by the Principal Executive Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(2)	Certification by the Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certifications by the Principal Executive and Principal Financial Officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RENN Global Entrepreneurs Fund, Inc.

By: /s/ Russell Cleveland
Russell Cleveland
Chief Executive Officer

Date: March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

RENN Global Entrepreneurs Fund, Inc.	RENN Global Entrepreneurs Fund, Inc.
By: /s/ Russell Cleveland	By: /s/ Barbe Butschek
Russell Cleveland	Barbe Butschek
Chief Executive Officer	Chief Financial Officer

Date: March 7, 2011	Date: March 7, 2011